UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2005

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2005, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2005-BC4)

CWABS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-125164	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Mortgage Pool

CWABS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement, dated as of September 1, 2005 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Park Monaco Inc., as seller, Park Granada LLC, as seller, Park Sienna LLC, as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee, providing for the issuance of the Company’s Asset-Backed Certificates, Series 2005-BC4.

Item 9.01.	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits:

_________________________

                                         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 10, 2005 and the Prospectus Supplement dated September 26, 2005 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2005-BC4.

Exhibit No.	Description
99.1	Characteristics of the Final Mortgage Loans in the Mortgage Pool as of the Cut-off Date, relating to the Company’s Asset-Backed Certificates, Series 2005-BC4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

Dated: October 13, 2005